Exhibit 10(d)


                         Clean Diesel Technologies, Inc.

                               1994 INCENTIVE PLAN

                               (as amended through

                                 June 11, 2002)

           The 1994 Incentive Plan of Clean Diesel Technologies, Inc.

                                      Index

                                                                       Page
1.   Purpose and Effective Date                                           1
2.   Definitions                                                          1
3.   Administration                                                       3
     3.1 Committee                                                        3
     3.2 Effect of Determinations                                         4
4.   Eligibility                                                          4
5.   Shares Subject to This Plan                                          4
     5.1 Maximum Number of Shares                                         4
     5.2 Share Accounting                                                 4
6.   Awards                                                               5
     6.1 Options                                                          5
     6.2 Stock Appreciation Rights                                        7
     6.3 Restricted Shares                                                8
     6.4 Performance Awards                                               9
     6.5 Bonuses                                                         10
     6.6 Other Awards                                                    12
7.   Adjustments Upon Changes in Capitalization                          12
8.   Change in Control                                                   13
     8.1 Definition of Change in Control                                 13
     8.2 Effect of Change in Control                                     14
9.   Relationship of the Plan to Benefit Plans                           14
10.  Effect of the Plan on Right to Continued Employment and Interest
     In Particular Property                                              15
11.  Withholding Taxes and Deferrals                                     15
     11.1 Cash Withholding                                               15
     11.2 Share Withholding                                              15
     11.3 Deferrals                                                      16
12.  Compliance With Applicable Legal Requirements                       16
13.  Amendments                                                          16
     13.1 Plan Amendments                                                16
     13.2 Award Amendments                                               16
     13.3 Rights of Participants                                         16
     13.4 Rule 16b-3                                                     17
14.  Miscellaneous Provisions                                            17
     14.1 Awards in Various Countries                                    17
     14.2 Transferability                                                17
     14.3 Cancellation of Awards                                         17
     14.4 Arbitration; Governing Law                                     17

                         CLEAN DIESEL TECHNOLOGIES, INC.

                               1994 INCENTIVE PLAN


1.   Purpose and Effective Date
     --------------------------

     The purpose of this 1994 Incentive Plan of Clean Diesel Technologies, Inc., a Delaware corporation ("the Corporation") is to further the interests of the Corporation and its shareholders by providing incentives in the form of awards to such directors, officers, employees, consultants or advisors to the Corporation as the directors shall determine are key to the continued success and profitability of the Corporation. The Plan is intended to retain Participants with significant training, experience and ability; to attract new Participants whose services are considered valuable; and to encourage such Participants to acquire a proprietary interest in the Corporation. So that the maximum incentive can be provided each Participant in the Plan by granting to such participant an Award best suited to the circumstances, the Plan provides for granting, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Performance Awards, Bonuses, Other Awards, or any combination of the foregoing.

     This Plan shall become effective upon its adoption by the Board, subject to approval within one (1) year of such adoption by the Corporation's shareholders, and shall remain effective until terminated by resolution of the Board.

2.   Definitions
     -----------

     As used in this Plan:

     (1) "Award" means the grant hereunder, and by consent of the Participant, awards or options granted previously by the Corporation of any form of Option, Stock Appreciation Right, Restricted Share, Performance Award, Other Award, Bonus, or any other form of Share based or non-Share based Award.

     (2) "Award Agreement" means a written agreement between the Corporation and the Participant that sets forth the terms, conditions and limitations applicable to an Award.

     (3) "Beneficiary" means, where a Participant is within respect to any Award not forfeitable by its terms on the death of the Participant entitled to any unpaid portion thereof, such person or persons entitled thereto under the Participant's will or under the laws of descent and distribution;

     (4)     "Board" means the Board of Directors of the Corporation.

     (5)     "Bonus" means any payment under Sec. 6.5.


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     (6)     "Change in Control" has the meaning set forth in Sec. 8.

     (7) "Code" means the United States Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

     (8) "Committee" means the Committee of the Board or any successor committee as described in Section 3.1, or, if there shall be no such Committee, the Board.

     (9) "Corporation" means Clean Diesel Technologies, Inc., a Delaware corporation, or any successor corporation, and its subsidiaries and affiliates, incorporated or otherwise, in which the Corporation shall own directly or indirectly at least fifty percent (50%) of the interests.

     (10) "Employee" means any individual who is a salaried employee on the payroll of the Corporation.

     (11) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

     (12) "Fair Market Value Per Share" in reference to the common stock of the Corporation means such value as shall be determined by the Board or a Committee thereof, as the case may be, responsible from time to time for the administration of the Plan.

     (13) "Non-Qualified Stock Option" shall mean a stock option which is not an Incentive Stock Option within the meaning of Section 422 of the Code.

     (14) "Option" means an Award to purchase Shares granted pursuant to Sec. 6.1.

     (15) "Participant" means any director, officer, employee, consultant or advisor who is granted an Award under this Plan. Except that consultants and advisors shall not include those rendering services in connection with the offer or sale of the Corporation's securities in a capital raising transaction.

     (16)     "Performance Award" has the meaning described in Sec. 6.4.

     (17) "Plan" means this 1994 Incentive Plan of Clean Diesel Technologies, Inc., as amended from time to time.

     (18) "Restricted Shares" means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Sec. 6.3.

     (19) "Retirement" means termination of a Participant's employment with the Corporation by retirement under the normal, mandatory, early and applicable age plus service or other provision of the applicable retirement plan of the Corporation or a subsidiary or affiliate of the Corporation, or, if there shall be no such plan or plans, then under such procedures as the Company or its subsidiaries and affiliates may from time to time establish.

     (20) "Rule 16b-3" means such rule as promulgated by the Securities and Exchange Commission under the Exchange Act as now in force or as such regulation or successor regulation shall be hereafter amended.

     (21)     "Share" means shares of common stock of the Corporation.

     (22) "Share Unit" means the right to receive a payment equivalent in value to one Share on the date of payment.

     (23) "Stock Appreciation Right" means a right which may be issued under Sec. 602, the value of which is determined relative to the appreciation in value of Shares.

     (24) "Totally Disabled" means a condition of a Participant found by a qualified physician selected by the Corporation to be that as described in Sec. 22(e)(3) of the Code or as such Section or successor section shall be hereafter amended.

     (25) "Non-Employee Director" means a director as defined in Rule 16b-3 of the Securities and Exchange Commission.

     (26) "Incentive Stock Option" means a stock option satisfying the requirements of Section 422 of the Code."

3.   Administration
     --------------

     3.1  Committee
          ---------

          (a) This Plan shall be administered by the Board. The Board may, however, appoint a Committee to administer the Plan which shall consist of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer this Plan as contemplated by Rule 16b-3 and to that end the Board may limit the participation of Committee members in the Plan to formula based or other awards. The Board may remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board.

          (b) To the extent permitted by Sec. 13.3, the Board or Committee is authorized to (i) determine the persons who shall be Participants in the Plan and which Awards shall be granted to Participants, (ii) establish, amend and rescind rules, regulations and guidelines relating to the Plan as it deems appropriate, (iii) interpret and administer the Plan, Awards and Award Agreements, (iv) establish, modify and terminate terms and conditions of Award Agreements, (v) grant waivers and accelerations of Plan, Award and Award Agreements restrictions and


                                        3
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     (vi) take any other action necessary for the proper administration and operation of the Plan.

          (c) The Board or Committee may designate persons and entities other than its members, including but not limited to, and successor committee, the Chief Executive Officer, and the Corporate Secretary, to carry out any of its responsibilities under and described in this Plan, under such conditions or limitations as the Board or Committee may establish, other than its authority with regard to participants, if any, who are subject to Sec. 16 of the Exchange Act.

     3.2  Effect of Determination
          -----------------------

     Determination of the Board or Committee and its designee shall be final, binding and conclusive on the Corporation, its stockholders, Employees and Participants. No member of the Board or Committee or any of its designee shall be personally liable for any action or determination made in good faith with respect to this Plan, any award, or any Award Agreement.

4.   Eligibility
     -----------

     Persons eligible for Awards under this Plan shall consist of key managerial and other directors, officers, employees, consultants or agents who possess valuable experience and skills and have contributed, or can be expected to contribute, materially to the success and profitability of the Corporation. The Board or Committee shall determine which persons shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

5.   Shares Subject to This Plan
     ---------------------------

     5.1  Maximum Number of Shares
          ------------------------

     The maximum number of Shares available for Awards under this Plan in each calendar year during which any part of this Plan shall be in effect shall be such fixed amount of Shares as the Board shall from time to time determine but not more than seventeen and one-half percent (17 %) of the issued and outstanding Shares of the Corporation. Treasury stock shall not be deemed to be issued and outstanding. Any and all such Shares may be issued in respect of any of the types of Awards. However, the maximum number of Shares that may be issued subject to Incentive Stock Options under the Plan shall not exceed two million (2,000,000) Shares."

     5.2  Share Accounting
          ----------------

     Shares related to Awards that are forfeited, terminate, expire unexercised, exchanged, settled in cash in lieu of Shares or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall be


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available for other Awards.  Any Shares not so used shall be available for further Awards; provided, however, that in any calendar year no more than the amount determined under Sec. 5.1 above, shall be available for Awards. Shares issued under this Plan shall be authorized and unissued Shares or Shares reacquired by the Corporation, as determined by the Committee. No fractional Shares shall be issued under this Plan.

6.   Awards
     ------

     (a) Awards may include, but are not limited to, those described in this Sec. 6. Awards may be granted singly, in combination, or in tandem with other Awards. Subject to the other provisions of this Plan, Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other plan of the Corporation, including any plan of any acquired entity and for the benefit of any present or former director, officer, consultant or agent of such acquired entity. Subject to the terms of the Awards described in this Sec. 6 and the related Award Agreement, the form of payment for Awards may be in cash, in Shares, in Share Units, or such other form as determined by the Board of the Committee, and may be made partly in one form or partly in one or more other forms, all as determined by the Committee. Except as otherwise provided in this Plan, Awards shall be evidenced by Award Agreements, the terms of which may be amended or accelerated by the Board or Committee following the grant of any Award and need not be uniform among Participants. Except as otherwise provided in this Plan, Awards shall be granted for such minimum consideration as is required by applicable law, rules and regulations, including without limitation, the then applicable Rule 16b-3, and such additional consideration, if any, as may be determined by the Committee.

     (b) Notwithstanding anything contained in this Plan, if required by the ten applicable Rule 16b-3 or any successor provision, any "equity security" awarded pursuant to this Plan to any participant who is subject to Section 16 of the Exchange Act must be held by the Participant for at least six (6) months after the award thereof. In addition, if required by the then applicable Rule 16b-3 or any successor provision, with respect to any Participant who is subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of a "derivative security" hereunder to the date of disposition of such security. The terms "equity security" and "derivative security" shall have the meanings described in the then applicable Rule 16b-3.

     6.1  Options
          -------

     Options may be granted under this Plan from time to time. If Options are granted they shall be upon the following terms and conditions with such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

          (a) Options shall be Non-Qualified Stock Options or Incentive Stock Options.


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          (b)     The option price per Share for all Options shall be not less than one hundred per cent (100%) of the Fair Market Value Per Share on the date the Option is granted.

          (c) Award Agreements for Options shall conform to the requirements of this Plan, and may contain such other provisions as the Committee shall deem advisable.

          (d) Award Agreements for Options shall specify when an Option may be exercisable. An option may be exercised, in whole or in part, by giving written notice of exercise to the corporation specifying the number of Shares to be purchased. Shares purchased upon exercise of an Option shall be paid for in full at the time the Option is exercised in cash or, with the consent of the Board or Committee, consistent with applicable law, regulations and rules.

          (e) A holder of an Option shall have no rights as a stockholder with respect to any Shares covered by such Option unless and until the date of the issuance of the stock certificate for such Shares.

          (f)  (i)     If, after completion of any required period of continuous
     employment or affiliation in order to exercise an Option as provided in an Award Agreement, a Participant dies while employed by the Corporation, such Option shall be exercisable by the Beneficiary thereof, but after the date of death of the Participant only within the period specified in the Award Agreement which shall not be later than the expiration date of the Option.

               (ii) Following the death of a Participant, the Board or Committee may at its discretion, upon the request of and in consideration of the surrender of such Option, pay the amount by which the Fair Market Value per Share on the date of such request shall exceed the Option price per Share multiplied by the number of Shares as to which the request was made.

          (g) If, after completion of any required period of continuous employment in order to exercise an Option as provided in an Award Agreement, a Participant is Totally Disabled or retires, such Option shall be exercisable by the Participant, but only within the period specified in the Award Agreement.

          (h)     Incentive Stock Options

               (i) Each Incentive Stock Option shall not have an aggregate Fair Market Value Per Share (determined for each Incentive Stock Option at its grant date) of Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other stock option plan of the Corporation or its subsidiaries ("Other Plans"), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000;


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
               (ii) To the extent that the aggregate Fair Market Value Per Share of stock with respect to which Incentive Stock Options granted under the Plan and any Other Plans are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options to the extent necessary so that such aggregate Fair Market Value per Share of Stock does not exceed $100,000. For purposes of the foregoing sentence, Incentive Stock Options shall be treated as Non-Qualified Stock Options according to the order in which they were granted such that the most recently granted Incentive Stock Options are first treated as Non-Qualified Stock Options; and

               (iii) Each Incentive Stock Option shall require the Participant to notify the Board or the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421 of the Code (relating to certain disqualifying dispositions) within ten (10) days of such disposition.

     6.2  Stock Appreciation Rights
          -------------------------

     Stock Appreciation Rights may be granted under this Plan from time to time. If Stock Appreciation Rights are granted they shall be upon the following terms and conditions, and such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

          (a) A Stock Appreciation Right may be granted in tandem with part of all of, in addition to, or completely independent of, an Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter during the term of the Option.

          (b) Award Agreements for Stock Appreciation Rights shall conform to the requirements of this Plan and may contain such other provisions (including but not limited to, the permitted form of payment for the exercise of the Stock Appreciation Right, the requirement of employment for designated periods of time prior to exercise and the ability of the Board or Committee to revoke Stock Appreciation Rights which are issued in tandem with options without compensation to the Participant) as the Board or Committee shall deem advisable.

          (c) Stock Appreciation Rights issued in tandem with Options shall be subject to the following:

               (i) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.


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
               (ii) Upon exercise of Stock Appreciation Rights the holder thereof shall be entitled to receive a number of Shares equal in aggregate value to the amount by which the Fair Market Value Per Share on the date of such exercise shall exceed the option price per Share of the related Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right shall have been exercised.

               (iii) All or any part of the obligation arising out of an exercise of Stock Appreciation Rights may, at the discretion of the Board or Committee, be settled by the payment of cash equal to the aggregate value of the Shares (or a fraction of a Share) that would otherwise be delivered under Sec. 6.2(c)(ii).

               (iv) Upon exercise of Stock Appreciation Rights the unexercised tandem options of the Participant shall automatically terminate upon the exercise of such Stock Appreciation Rights.

               (v) Stock Appreciation Rights issued in tandem with Options shall automatically terminate upon the exercise of such Options.

     6.3  Restricted Shares
          -----------------

     Awards of Restricted Shares may be granted under this Plan from time to time. If Awards of Restricted Shares are granted they shall be upon the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee in its discretion shall deem desirable:

          (a) Restricted Shares are Shares which are subject to such terms, conditions and restrictions as the Board or Committee deems appropriate, which may include restrictions upon the sale, assignment, transfer or other disposition of the Restricted Shares and the requirement of forfeiture of the Restricted Shares upon termination of employment under certain specified conditions. The Board or Committee may condition the lapsing of restrictions on part or all of an Award of Restricted Shares upon the attainment of specific performance goals or such other factors as the Board or committee may determine. Awards of Restricted Shares may be granted for no cash consideration or for such minimum consideration as may be required by applicable law.

          (b) Award Agreements for Restricted Shares shall conform to the requirements of this Plan, and may contain such other terms and conditions (including but not limited to, a description of a period during which the Participant may not transfer the Restricted Shares and limits on encumbering the Restricted Shares during such period) as the Board or Committee shall deem desirable. To the extent permitted by Sec. 13.3 hereof, the Board or Committee may provide for the lapse of any such term or condition in installments and may accelerate or waive any such term or condition in whole or in part, based on


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
     service, performance and/or such other factors or criteria as the Board or Committee may determine.

          (c) Award Agreements for Restricted Shares shall provide that the stock certificates representing Restricted Shares shall be legended, that such certificates be held by a custodian or the Corporation, or that there be other mechanisms for maintaining control by the corporation of the Restricted Shares until the restrictions theron are no longer in effect. After the lapse, waiver or release of the restrictions imposed pursuant to the Award Agreement on any Restricted Shares, the corporation shall cause to be issued in the Participant's name a stock certificate evidencing the Restricted Shares with respect to which they restrictions have lapsed or been waived or released, free of any legend, and shall cause such stock certificate to be delivered to the Participant.

          (d) Except as otherwise provided in this Plan or in the Award Agreement, the participant shall have, with respect to Awards or Restricted Shares because the Participant dies, becomes Totally Disabled or retires involuntarily the restrictions on all Restricted Shares awarded to a participant shall lapse on the date of such termination.

     6.4  Performance Awards
          ------------------

     Performance Awards may be granted under this Plan from time to time. If Performance Awards are granted they shall be upon the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Board or Committee in its discretion shall deem advisable:

          (a) Performance Awards are Awards which are based upon the long-term performance of all or a portion of the Corporation or which are based upon the long-term individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards which the Board or Committee shall determine to be desirable. Performance Awards are Awards which are granted to participants contingent upon (i) the future performance of all or a portion of the Corporation which may include, without limitation, performance relative to a group of companies in the same or relative industries, achievement of specific business objectives, attainment of certain growth rates, profitability goals and such other measurements as the Board or Committee determines to be appropriate, (ii) the future performance of a Participant, which may include, without limitation, attainment of specified goals and objectives and such other measurements as the Board or Committee determines to be appropriate, (iii) the future performance of a combination of all or a portion of the Corporation and a participant, or (iv) such other measurements and criteria as may be considered appropriate by the Board or Committee. Performance Awards may contain multiple performance measurements.


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
          (b) Award Agreements for Performance Awards shall conform to the requirements of this Plan and may contain such other terms and conditions as the Board or Committee shall deem desirable, including but not limited to, applicable performance measurements are to be used singly or in combination, a description of whether different performance periods, the length of performance periods, the ability of the Board or Committee to amend and adjust measurements, payouts and performance periods of performance Awards and any requirements of employment during performance periods.

          (c) Award Agreements for Performance Awards shall provide for a required minimum period of continuous employment during a performance period of a Performance Award. If such minimum period of continuous employment shall have elapsed, the Award Agreement may provide, or the Board or Committee may determine, the portion of the payment of the Performance Award which participant or the Participant's beneficiary, as applicable, is to receive at the end of the performance period.

     6.5  Bonuses
          -------

     Bonuses may be granted under this Plan from time to time on an annual or one-time basis. The amount of Bonuses which may be awarded shall be as determined by the Board or Committee. The Board or Committee may establish a basis upon which aggregate Bonus expenditures for any year shall be determined, which may include measurements of financial performance of the Corporation or of a unit or department thereof, relative performance of the Corporation or of a department thereof within the same or related industries, competitive considerations and other measurements and criteria.

          (a) Each Bonus may be made at the discretion of the Board or Committee either in cash, in Shares, in Share Units, or in another form as determined by the Board or Committee and may be made partly in one form and partly in one or more other forms. In the case of an Award of a Bonus in Shares or Share Units, the number shall be determined by using the Fair Market Value Per Share on the date of the Award of the Bonus.

          (b) The payment of any Bonus shall be subject to such obligations or conditions as the Board or Committee may specify in making or recommending the Award of the Bonus, but Bonuses need not be evidenced by Award Agreements.

          (c) When payment of all or part of a Bonus is deterred in the form of Shares or Share Units, the account of the Participant to whom the Bonus was made will be credited with an amount per Share equal to the dividends payable on each issued and outstanding Share ("dividend equivalents"). Amounts thus credited shall, in the discretion of the Board or Committee, either:


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
               (i) be paid in cash as and when each such credit shall be made, or

               (ii) be credited in Shares or Share Units, with the number determined by using the Fair Market Value Per Share on the date of the dividend payment and delivered in such form and at such time or times as may be determined by the Committee.

          (d) When payment of all or part of a bonus is deferred in cash, the Committee may provide that the account of the Participant to whom the Bonus was made shall be credited with amounts equivalent to interest ("interest equivalents"). Amounts thus credited shall be at the rate determined by the Committee.

          (e) Any Bonus payable in Shares may, in the discretion of the Board or Committee, be paid in cash, on each date on which payment in Shares would otherwise have been made, in an amount equal to the Fair Market Value Per Share on each such date, multiplied by the number of Shares which would otherwise have been paid on such date.

          (f) Bonuses may be awarded in Share Units in accordance with the following terms and conditions and such other terms and conditions as the Board or Committee may impose:

               (i) The number of Share Units awarded with respect to any Bonus shall be the number determined by using the Fair Market Value Per share on the date of the Award of the Bonus.

               (ii) Any Bonus made in Share Units may, in the discretion or on the recommendation of the Board or Committee, be paid in Shares on each date on which payment in cash would otherwise be made.

          (g) In lieu of the foregoing forms of payment of Bonuses, the Board or Committee may specify or recommend any other form of payment which it determines to be of substantially equivalent economic value to the cash value of the Bonus including, without limitation, forms involving payments to a trust or trusts for the benefit of one or more Participants.

          (h) Each payment of a Bonus that is to be made in cash shall be from the general funds of the corporation or its respective subsidiary or affiliate, as the case may be.

          (i) In the event of the death of a Participant to whom a Bonus is to be or shall have been made, the Bonus or any portion thereof remaining unpaid shall be paid to such Participant's Beneficiary under the Participant's will or pursuant to the relevant laws of descent and distribution.

          6.6     Other Awards
                  ------------

          (a) The Board or Committee may grant other Share based Awards under this Plan, including without limitation, those Awards pursuant to which Share are or may in the future be acquired, Awards denominated in Share Units, securities convertible into Shares and dividend equivalents. The Board or Committee shall determine the terms and conditions of such other Share based Awards. Shares issued in connection with such other Share based Awards shall be issued for such minimum considerations as shall be required by applicable Rule 16b-3, and such additional consideration, if any, as may be determined by the Board or Committee.

          (b) The Board or Committee may also grant other non-Share based Awards under this Plan and shall determine the terms and conditions of such other non-share based Awards in tandem or combination with other Awards or each other, in exchange of other Awards, or in tandem or combination with, or as alternatives to grants or rights under any other employee plan of the Corporation, including any plan of any acquired entity. The Board or committee shall have the authority to determine the Participants for such Awards and all other terms and conditions of such other Awards. No amendment of this Plan is required for the creation of another type of Award.

7.   Adjustments Upon Changes in Capitalization
     ------------------------------------------

     (a) Subject to any required action by the Corporation's stockholders, in the event of a reorganization, stock split, stock dividend, exchange of Shares, combination of Shares, merger, consolidation or any other change in corporate structure of the Corporation affecting the Shares, or in the event of a sale by the Corporation of all or a significant part of its assets, or any distribution to its shareholders other than a normal cash dividend, the Board or Committee may make appropriate adjustment in the number, kind, price and value of Shares authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights.

     (b) The existence of an Award under this Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks, ahead of or affecting the Stock or rights thereunder or convertible thereto, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     (c) Awards granted hereunder during the calendar year 1994 with respect to Shares shall be adjusted as to the number thereof, in the event of the issuance or reacquisition of Shares for any reason by the Corporation, so as to maintain the ration of the number of Shares with respect to Awards outstanding on December 31, 1994 to the number of the Corporation's issued and outstanding Shares on such date; provided, however, that (i) where options or warrants for purchase of Shares, no such adjustments shall be required until the conversion of securities into or the purchase of Shares and (ii) upon any such adjustment the exercise price of additional Shares upon a Participant's Award shall be the purchase price (or fair market value of consideration therefore) of Shares issued which initiated the adjustment and the Shares originally granted by the Award shall carry the original exercise price thereof.

8.   Change in Control
     -----------------

     8.1  Definition of Change in Control
          -------------------------------

     A "Change in Control" shall be deemed to have occurred if any one or more of the events described in paragraphs (a), (b) or (c) below occurs.

          (a) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (including any group of persons with which any person or its affiliates or associates, as such terms are defined in Rule 12b-2 under the Exchange Act has any agreement, arrangement or understanding, oral or written, regarding the acquiring, holding, voting or disposing of any of the Corporation's securities, but excluding a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation) (i) becomes the "beneficial owner: (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty one percent (51%) or more of the combined voting power of the Corporation's then outstanding securities (hereinafter referred to as an "Acquiring Person"); or

          (b) In any two year period persons being a majority of the Board shall cease to be so unless the nomination of the new directors during such period was approved by at least a majority of the directors then still in office who were directors at the beginning of the period; or

          (c) A consolidation or merger or "Business Combination," as that term is defined as of the effective date of this Plan in Section 203(c)(3) of the General Corporation law of Delaware, of the Corporation shall occur (with the term "interested shareholder" as used in that Section being deemed to refer to an Acquiring Person) in which the Corporation is not the surviving Corporation and pursuant to which the Corporation's shares are converted to cash, securities or other property, but not a business combination where shareholders of the Corporation prior to the business combination have substantially the same proportionate ownership in a business entity after the merger; or

          (d) The Shareholders of the Corporation shall approve any plan for liquidation or dissolution of the Corporation not otherwise involving a transaction where shareholders of the Corporation prior to the transaction have substantially the same proportionate ownership of a business entity after the transaction.

          (e) In no event, however, shall a Change in Control be deemed to have occurred with respect to a Participant, if that Participant is part of an Acquiring Person which consummates the change in Control transaction. A Participant shall be deemed "part of an Acquiring Person" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the Acquiring Person (except for (i) passive ownership of less than three percent of the securities of the Acquiring Person; or (ii) ownership of equity participation in the Acquiring Person which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Continuing Directors).

     8.2  Effect of Change in Control
          ---------------------------

     Upon the occurrence of an event of Change in Control, unless otherwise with respect to any Award specifically prohibited by the terms of the second paragraph of Section 6:

          (a) Any and all Options and Stock Appreciation Rights shall become immediately exercisable.

          (b) Any restriction periods and restrictions imposed on Restricted Shares (except such as may be required by relevant securities laws) shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Restricted Shares, without any restrictions or legend thereon (except a legend as may be required by relevant securities laws), shall be delivered to the applicable Participants;

          (c) The goal, objective, target value or the like, attainable under all performance Awards shall be deemed to have been fully earned for the entire performance period as of the effective date of the Change in Control, except that all performance Awards which shall have been outstanding less than six (6) months on the effective date of the Change in Control shall not be deemed to have earned the goal, objective, target value, or the like; and

          (d) Subject to Sec. 14.3 hereof, all such other actions and modifications to the Awards as determined by the Board or Committee to be appropriate before the Change in Control of the Corporation shall become effective.

9.   Relationship of the Plan to Benefit Plans
     -----------------------------------------

     The amount of Bonuses to any Participant under this Plan shall be eligible for inclusion in the Participant's earnings based for the purpose of determining the benefits to which the Participant is entitled under retirement, pension, excess benefit, thrift, savings, profit-sharing, insurance, long-term disability and other benefit plans, if any, of the Corporation as determined by the Board or Committee. No other income of a Participant attributable to this Plan shall be included in the Participant's earning for purposes of any benefit plan in which the Participant may be eligible to participate.

10.  Effect of the Plan on Right to Continued Employment and Interest in
     -------------------------------------------------------------------
     Particular Property
     -------------------

     (a) None of the existence of this Plan, any Awards granted pursuant hereto or any Awards granted pursuant hereto or any Award Agreement shall create any right to continued employment of any Participant by the Corporation. No Participant shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or asset of the Corporation or in any particular Share or Shares of Restricted Shares of the Corporation that may be held by the Corporation (other than Restricted Shares held by a custodian) by virtue of any Award. A Participant may be granted additional Awards under this Plan under such circumstances and at such times as the Board or Committee may determine; provided, however, that no Participant shall be entitled to any Award in the absence of a specific grant by the Board or Committee of an Award, notwithstanding the prior grant of an Award to such Participant.

     (b) This Plan shall not be deemed a substitute for, and shall not preclude the establishment or continuation of any other plan, practice or arrangement that may now or hereafter be provided for the payment of compensation, special awards or benefits to directors, officer, employees, consultants and agents of the corporation and its subsidiaries generally, or to any class or group of employees, including without limitation, any retirement, pension, excess benefit, thrift, savings, profit-sharing, insurance, long-term disability, health care plans or other employee benefit plans. Any such arrangements may be authorized by the Corporation and payment thereunder made independently of this Plan.

11.  Withholding Taxes and Deferrals
     -------------------------------

     11.1     Cash Withholding
              ----------------

          The Corporation and its participating subsidiaries shall have the right to deduct from any cash payment made under Awards under this Plan any federal, state, provincial or local income, or other taxes required by law to be withheld with respect to such payment or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes.

     11.2     Share Withholding
              -----------------

     Any Share based Award may provide by the grant thereof that the recipient of such Award may elect, in accordance with any applicable law, rules and regulations, to pay a portion or all of the amount of such minimum required withholding taxes in Shares. In such event, the Participant shall authorize the Corporation to withhold, or shall agree to deliver to the Corporation, Shares owned by such Participant or a portion of the Shares that otherwise would be distributed to such Participant, having a Fair Market Value equal to the amount of withholding tax liability.

     11.3     Deferrals
              ---------

     The Board or Committee may require or permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, the satisfaction of any requirements or goals or lapse or waiver of restrictions of an Award made under this Plan. If any such deferment election is required or permitted, the Board or Committee shall establish rules and procedures for such payment deferrals.

12.  Compliance With Applicable Legal Requirements
     ---------------------------------------------

     No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which Shares may, at the time, be listed, and the provisions of any foreign securities laws or the rules of foreign securities exchanges, where applicable.

13.  Amendments
     ----------

     13.1     Plan Amendments
              ---------------

     The Board may, insofar as permitted by law, form time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue this Plan or revise or mend it in any respect whatsoever, provided, however, unless the Committee or the Board, as appropriate, specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the stockholders of the Corporation shall not be effective unless and until the approval of the stockholders of the Corporation is obtained.

     13.2     Award Amendments
              ----------------

      Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may amend, cancel, modify, or extend outstanding Awards granted under this Plan.

     13.3     Rights of Participants
              ----------------------

     No amendment, suspension or termination of this Plan nor any amendment, cancellation or modification of any outstanding Award or Award Agreement that would adversely affect the right of any Participant with respect to an Award previously granted under this Plan will be effective without the written consent of the affected participant. Such written consent may be obtained simultaneously with the grant of any Award.

     13.4     Rule 16b-3
              ----------

     This Plan is intended to comply with Rule 16b-3 with respect to Participants, if any, who are subject to Sec. 16 of the Exchange Act and in the event that the Corporation shall become subject to said Sec. 16. Should the requirements of Rule 16b-3 change, the Board or the Committee, as appropriate, may amend the Plan to comply with the requirements of the amended Rule 16b-3 or its successor provision or provisions.

14.  Miscellaneous Provisions
     ------------------------

     14.1     Awards in Various Countries
              ---------------------------

     The Board or Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of various countries in which the Corporation or its subsidiaries may operate to assure the viability of the benefits of Awards made to participants employed in such countries and to meet the objectives of this Plan.

     14.2     Transferability
              ---------------

     (a) Awards may not be pledged or assigned and may otherwise be transferred only to the extent provided herein or in an Award Agreement not inconsistent herewith, provided, however, that an Option or Stock Appreciation Right or any other benefit or Award hereunder deemed to be a derivative security shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him or by his guardian or legal representative or pursuant to a "qualified domestic relations order" as defined by the Code, or such order under the laws of other jurisdictions as shall be similar in effect to a qualified domestic relations order.

     (b) Notwithstanding the foregoing, however, the Participant may, with the consent of the Board or Committee and subject to such terms and conditions as they may impose, assign or transfer an Award to or among immediate family members, their issue or spouses or to a trust or family partnership of which such immediate family members, their issue or spouses, are beneficiaries or partners, as the case may be.

     14.3     Arbitration; Governing Law
              --------------------------

     (a) The Shares are registered in the United States under the Exchange Act and are listed for trading on the United States stock exchange known as The NASDAQ Stock Market, Inc. Any and all disputes whatsoever between a Participant and the Corporation concerning the administration of this Plan, the interpretation and effect of an Award

Agreement or of this Plan or the rights of a Participant under an Award Agreement shall be finally determined before one neutral arbitrator in the City of Stamford, Connecticut. U.S.A. under the rules of commercial arbitration of the American Arbitration Association then in effect and judgment upon any award by such arbitrator may be entered in any Court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrator hereunder shall have no power or authority to award consequential, punitive or statutory damages.

     (b) This Plan, its administration and all Awards granted hereunder, the terms and provisions of any related Award Agreements and the rights of all Participants shall be governed and interpreted in accordance with the laws of Connecticut U.S.A.